SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                   000-14135              52-2098714
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)


            ONE STATION PLACE, STAMFORD,                           06902
                    CONNECTICUT                                  (Zip Code)
      (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events


On March 9, 2006, OMI issued a press release announcing that the Company has agreed to sell five vessels, three of which are sale leasebacks, and the Company has entered into a recent time charter contract.

The press release is furnished herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits


99 Press release, dated March 9, 2006 containing a disclosure relating to vessel sales and a new charter.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



       Date: March 9, 2006        By:   /s/ Craig H. Stevenson, Jr.
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                                        Craig H. Stevenson, Jr.
                                        Chairman of the Board
                                        and Chief Executive Officer



       Date: March 9, 2006        By:   /s/ Kathleen C. Haines
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                                        Kathleen C. Haines
                                        Senior Vice President,
                                        Chief Financial Officer
                                        and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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99   Press release, dated March 9, 2006 containing a disclosure relating to vessel sales and a new charter.